Exhibit 99.2

Contact: Investor Relations +1-972-595-5180 investors@sftp.com

Results of Cash Tender Offer for Any and All of its 4.875% Senior Notes due 2024

May 3, 2023

ARLINGTON, Texas--(BUSINESS WIRE)-- Six Flags Entertainment Corporation (NYSE: SIX) (the “Company,” “we,” “us” or “our”), the world’s largest regional theme park company and the largest operator of water parks in North America, today announced the results of its previously announced tender offer (the “Tender Offer”) for any and all of the outstanding 4.875% Senior Notes due 2024 (the “2024 Notes”), which expired as of 5:00 p.m., New York City time, on May 2, 2023 (the “Expiration Time”). The Tender Offer was made pursuant to an Offer to Purchase, dated April 26, 2023 (the “Offer to Purchase”), and the related notice of guaranteed delivery for the Tender Offer (together with the Offer to Purchase, the “Offer Documents”), which set forth the terms and conditions of the Tender Offer.

As of the Expiration Time, according to information provided by DF King & Co., Inc., the information agent and the tender agent for the Tender Offer, a total of $881,598,000 aggregate principal amount of the 2024 Notes, or 92.85% of the aggregate principle amount outstanding, had been validly tendered and not validly withdrawn in the Tender Offer. These amounts exclude $18,828,000 aggregate principal amount of the 2024 Notes tendered pursuant to the guaranteed delivery procedures described in the Offer Documents. The obligation of the Company to accept the 2024 Notes tendered and to pay the consideration for the 2024 Notes is subject to satisfaction or waiver of certain conditions, which are more fully described in the Offer Documents.

In accordance with the terms of the Tender Offer, the Company will pay the purchase price (the “Purchase Price”) for the 2024 Notes validly tendered and accepted for purchase on May 3, 2023 (the “Settlement Date”) or, in the case of holders whose 2024 Notes were validly tendered and accepted for purchase pursuant to the guaranteed delivery procedures, on May 5, 2023 (the “Guaranteed Delivery Settlement Date”). The Purchase Price to be paid for the 2024 Notes is $1,000.50 for each $1,000 principal amount of the 2024 Notes validly tendered and accepted for purchase pursuant to the Tender Offer, plus accrued and unpaid interest on the 2024 Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the Settlement Date. For avoidance of doubt, interest on the 2024 Notes will cease to accrue on the Settlement Date for all Notes accepted in the Tender Offer. All Notes purchased on the Settlement Date will subsequently be retired.

The Company intends to use the net cash proceeds from its previously announced senior notes offering, together with other available cash, including borrowings under its revolving credit facility, to pay the Purchase Price, plus accrued interest to, but excluding, the Settlement Date, for all 2024 Notes that the Company purchases pursuant to the Tender Offer.

The Company has retained Wells Fargo Securities to act as sole dealer manager for the Tender Offer and D.F. King & Co., Inc. to act as information agent and tender agent for the Tender Offer. Requests for documents may be directed to D.F. King & Co., Inc. at (800) 859-8509 (toll free) or (212) 269-5550 (collect) or email six@dfking.com. Copies of the Offer to Purchase and Notice of Guaranteed Delivery are also available at the following website: www.dfking.com/six. Questions regarding the Tender Offer or consent solicitation may be directed to Wells Fargo Securities at (866) 309-6316 (toll free) or (704) 410-4756 (collect) or email liabilitymanagement@wellsfargo.com.

This press release is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any security. The Tender Offer is being made only pursuant to the Offer Documents. The Tender Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of the Company, the dealer manager, the information agent, the tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their 2024 Notes in the Tender Offer.

About Six Flags Entertainment Corporation

Six Flags Entertainment Corporation is the world’s largest regional theme park company with 27 parks across the United States, Mexico and Canada. For 62 years, Six Flags has entertained hundreds of millions of guests with world-class coasters, themed rides, thrilling water parks and unique attractions. Six Flags is committed to creating an inclusive environment that fully embraces the diversity of our team members and guests.

Forward Looking Statements

The information in this press release, other than historical information, contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and may be forward-looking information within the meaning defined under applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include all statements that are not historical facts and can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “may,” “should,” “could” and variations of such words or similar expressions.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include (i) global coronavirus (“COVID-19”) pandemic-related business disruptions and economic uncertainty, (ii) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, (iii) our expectations regarding the timing, costs, benefits and results of our strategic plan, (iv) the impact of macro-economic conditions, including supply chain issues and inflation on consumer spending, (v) our ability to implement our capital plans in a timely and cost effective manner, and our expectations regarding the anticipated costs, benefits and results of such capital plans, (vi) the extent to which having parks in diverse geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of, and cost and timing of compliance with, newly enacted laws and regulations, (viii) our ability to obtain additional financing and the increased cost of capital due to rising interest rates, (ix) our expectations regarding the effect of certain accounting pronouncements, (x) our expectations regarding the cost or outcome of any litigation or other disputes, (xi) our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits and (xii) our expectations regarding uncertain tax positions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are, by their nature, subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Additional risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements include, among others, factors impacting attendance, such as local conditions, contagious diseases, including COVID-19 and Monkey Pox, or the perceived threat of contagious diseases, events, disturbances and terrorist activities; regulations and guidance of federal, state and local governments and health officials regarding the response to COVID-19 and Monkey Pox, including, with respect to business operations, safety protocols and public gatherings (such as voluntary and, in some cases, mandatory, quarantines, as well as shut downs and other restrictions on travel and commercial, social and other activities); economic impact of political instability and conflicts globally, such as the war in Ukraine; recall of food, toys and other retail products sold at our parks; accidents or incidents involving the safety of guests and employees, or contagious disease outbreaks at our parks or other parks in our industry, and negative publicity about us or our industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and financial performance targets; adverse weather conditions, such as excess heat or cold, rain and storms; general financial and credit market conditions, including our ability to access credit or raise capital; macro-economic conditions (including supply chain issues and customer spending patterns); our ability to successfully implement our strategy; changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks, water parks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, healthcare reform and potential wage and hour claims; availability of labor; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cyber security risks; and other factors described in “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q.

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